Exhibit 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Internap Corporation, appoints KEVIN M. DOTTS and TASHIA L. RIVARD, and each of them severally, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Internap Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Internap Corporation common stock, par value $0.001, pursuant to the Restricted Stock Inducement Award Agreement between the Company and Peter D. Aquino, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date: September 15, 2016	/s/ Daniel C. Stanzione
Daniel C. Stanzione

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director and officer of Internap Corporation, appoints KEVIN M. DOTTS and TASHIA L. RIVARD, and each of them severally, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director and officer of Internap Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Internap Corporation common stock, par value $0.001, pursuant to the Restricted Stock Inducement Award Agreement between the Company and Peter D. Aquino, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date: September 15, 2016	/s/ Peter D. Aquino
Peter D. Aquino

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Internap Corporation, appoints KEVIN M. DOTTS and TASHIA L. RIVARD, and each of them severally, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Internap Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Internap Corporation common stock, par value $0.001, pursuant to the Restricted Stock Inducement Award Agreement between the Company and Peter D. Aquino, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date: September 15, 2016	/s/ Charles B. Coe
Charles B. Coe

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Internap Corporation, appoints KEVIN M. DOTTS and TASHIA L. RIVARD, and each of them severally, with full power of substitution, her attorney and agent to execute in her name, in her capacity as a director of Internap Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Internap Corporation common stock, par value $0.001, pursuant to the Restricted Stock Inducement Award Agreement between the Company and Peter D. Aquino, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date: September 15, 2016	/s/ Patricia L. Higgins
Patricia L. Higgins

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Internap Corporation, appoints KEVIN M. DOTTS and TASHIA L. RIVARD, and each of them severally, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Internap Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Internap Corporation common stock, par value $0.001, pursuant to the Restricted Stock Inducement Award Agreement between the Company and Peter D. Aquino, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date: September 12, 2016	/s/ Gary M. Pfeiffer
Gary M. Pfeiffer

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Internap Corporation, appoints KEVIN M. DOTTS and TASHIA L. RIVARD, and each of them severally, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Internap Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Internap Corporation common stock, par value $0.001, pursuant to the Restricted Stock Inducement Award Agreement between the Company and Peter D. Aquino, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date: September 16, 2016	/s/ Peter J. Rogers, Jr.
Peter J. Rogers, Jr.

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Internap Corporation, appoints KEVIN M. DOTTS and TASHIA L. RIVARD, and each of them severally, with full power of substitution, her attorney and agent to execute in her name, in her capacity as a director of Internap Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Internap Corporation common stock, par value $0.001, pursuant to the Restricted Stock Inducement Award Agreement between the Company and Peter D. Aquino, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statement, and to file it or them with the Securities and Exchange Commission.

Date: September 15, 2016	/s/ Debora J. Wilson
Debora J. Wilson